UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period :	January 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Annual report
12 | 31 | 16

Putnam VT
Multi-Cap Value Fund

Message from the Trustees

Dear Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/16)

Investment objective
Capital appreciation and, as a secondary objective, current income

Net asset value December 31, 2016

Class IA: $17.62	Class IB: $17.56

Total return at net asset value
(as of			Russell 3000
12/31/16)	Class IA shares*	Class IB shares*	Value Index

1 year	13.23%	12.93%	18.40%

5 years	100.23	97.75	99.52
Annualized	14.90	14.61	14.81

10 years	92.87	88.11	75.08
Annualized	6.79	6.52	5.76

Life	274.35	261.97	238.99
Annualized	10.14	9.87	9.34

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 2003.

The Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Multi-Cap Value Fund	1

Report from your fund’s manager

What factors influenced the equity markets during the 12-month reporting period ended December 31, 2016?

A number of influences affected the markets during 2016. As the year began, investors were worried about global economic growth. They were concerned about slowing growth in China, low energy prices, political rhetoric about addressing high drug prices, and the possibility of the U.S. Federal Reserve raising short-term interest rates. By February 2016, stock markets had hit a low point.

What happened thereafter and through most of the remainder of the year was a significant snapback in the prices of many stocks that had been beaten down in the previous period. Catalysts for this market rally included a turnaround in energy prices, stabilizing growth in China, and generally encouraging economic data in the United States. As a result, there was a pullback in the fortunes of many of the defensive stocks — whose prices had risen on strong demand from worried investors — and a concurrent rebound in the fortunes of many of the more pro-cyclical stocks.

Not all of the worries about slow global growth abated, however. In late June 2016, with global uncertainty about the economic effects of the British vote to exit from the European Union, many stock investors became sellers, and the markets suffered another stumble. Lost ground was quickly recovered in most markets, however, and in early August, the S&P 500 Index, a bellwether for the broad U.S. stock market, reached an all-time high. Markets rallied even further in the final six weeks of the period, as investor optimism picked up in anticipation of a more business-friendly policy agenda under the administration of then President-Elect Donald Trump. In mid-December, in response to solid U.S. economic growth data, the Federal Reserve raised its federal funds target rate to a range of 0.50% to 0.75%.

Value-oriented stocks widely outperformed their growth-oriented counterparts during the period, while stocks in the lower-capitalization ranges outperformed those in the mid- and large-cap arenas.

How did Putnam VT Multi-Cap Value Fund perform during the 12-month reporting period?

The fund’s class IA shares posted a solid return, gaining 13.23% for the period, while its benchmark, the Russell 3000 Value Index, delivered a return of 18.40%. The fund underperformed its benchmark mainly because of inopportune stock selection in the small-, mid-, and mega-cap spaces. Another detracting factor was that the portfolio had a cash position that averaged 5.20% for the 12 months. Since that cash position was not invested in the equity market, it was not able to benefit from the potential gains there. Our decision to hold a greater-than-normal level of cash was based on our uncertainties about where the market was heading during the period and not finding a lot of buying opportunities that we felt comfortable with.

Inopportune security selection in the materials, health-care, and financials sectors accounted for the largest drags on performance versus the benchmark. The fund also was weighed down by its substantial underweightings, compared with the benchmark, in the energy and financials sectors, which were among the strongest performers in the benchmark during the period. On the positive side, relative performance was aided by the fund’s overweight allocation to the materials sector, which was the benchmark’s single strongest contributor. Solid stock picking in the real estate and information technology sectors also helped.

What is your near-term outlook for multi-cap value stocks?

My investment strategy did not change during the period, nor do I expect it to change much as we move forward into 2017. I expect to continue to have a three-pronged approach to the multi-cap value universe. I’ll seek out what I believe to be good-quality companies. I’ll search out relative-value buys, and I’ll look for deep-value stocks that I believe can deliver significant growth over a period of two to three years.

Looking ahead to the investment environment over the next six months or so, despite the recent run-up in equity prices in response to reform potential under a new U.S. president, I believe there still is a significant level of uncertainty among investors and, in my view, a potentially worrisome set of fundamental difficulties surrounding the pace of growth in the U.S. and global economies.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/ or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager James A. Polk, CFA, joined Putnam in 1998 and has been in the investment industry since 1994.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2	Putnam VT Multi-Cap Value Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/16 to 12/31/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal
year ended 12/31/15	0.77%	1.02%

Annualized expense ratio for the six-month
period ended 12/31/16*	0.78%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000
Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/16		ended 12/31/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.08	$5.39	$3.96	$5.23

Ending value
(after
expenses)	$1,081.00	$1,080.00	$1,021.22	$1,019.96

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Multi-Cap Value Fund	3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Multi-Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Multi-Cap Value Fund (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2017

4	Putnam VT Multi-Cap Value Fund

The fund’s portfolio 12/31/16

COMMON STOCKS (95.1%)*	Shares	Value

Aerospace and defense (2.3%)
L-3 Communications Holdings, Inc.	1,819	$276,688

Northrop Grumman Corp.	2,600	604,708

		881,396
Banks (14.9%)
Bank of America Corp.	55,960	1,236,716

BankUnited, Inc.	6,936	261,418

Capital Bank Financial Corp. Class A	5,300	208,025

First Republic Bank	11,670	1,075,274

KeyCorp	46,250	844,988

Old National Bancorp	16,160	293,304

PacWest Bancorp	19,390	1,055,592

Popular, Inc. (Puerto Rico)	4,220	184,920

Regions Financial Corp.	42,940	616,618

		5,776,855
Building products (1.3%)
Johnson Controls International PLC	12,262	505,072

		505,072
Capital markets (1.9%)
E*Trade Financial Corp. †	21,430	742,550

		742,550
Chemicals (3.4%)
CF Industries Holdings, Inc.	4,380	137,882

Dow Chemical Co. (The)	7,316	418,622

Olin Corp.	14,510	371,601

W.R. Grace & Co.	5,950	402,458

		1,330,563
Communications equipment (1.5%)
Harris Corp.	5,590	572,807

		572,807
Containers and packaging (5.1%)
Ball Corp.	12,610	946,633

Graphic Packaging Holding Co.	23,810	297,149

Sealed Air Corp.	16,070	728,614

		1,972,396
Electric utilities (2.7%)
Edison International	5,030	362,110

Exelon Corp.	19,080	677,149

		1,039,259
Electrical equipment (2.3%)
AMETEK, Inc.	18,052	877,327

		877,327
Electronic equipment, instruments, and components (0.6%)
Avnet, Inc.	4,460	212,341

		212,341
Energy equipment and services (1.3%)
Halliburton Co.	9,580	518,182

		518,182
Equity real estate investment trusts (REITs) (4.9%)
American Tower Corp.	1	106

Equity Residential Trust	5,480	352,693

HCP, Inc.	10,620	315,626

Host Hotels & Resorts, Inc. S	14,190	267,340

NorthStar Realty Finance Corp.	63,095	955,889

		1,891,654
Food products (2.1%)
JM Smucker Co. (The)	4,310	551,939

Pinnacle Foods, Inc.	5,061	270,510

		822,449
Health-care equipment and supplies (4.1%)
Becton Dickinson and Co.	2,260	374,143

Boston Scientific Corp. †	29,550	639,167

C.R. Bard, Inc.	2,580	579,623

		1,592,933

COMMON STOCKS (95.1%)* cont.	Shares	Value

Health-care providers and services (0.6%)
Universal Health Services, Inc. Class B	2,170	$230,845

		230,845
Hotels, restaurants, and leisure (1.5%)
Penn National Gaming, Inc. †	22,590	311,516

Wynn Resorts, Ltd. S	3,180	275,102

		586,618
Independent power and renewable electricity producers (1.3%)
NRG Energy, Inc.	42,180	517,127

		517,127
Insurance (7.1%)
American International Group, Inc.	11,940	779,801

Assured Guaranty, Ltd.	10,720	404,894

Chubb, Ltd.	4,240	560,189

Hanover Insurance Group, Inc. (The)	3,590	326,726

Hartford Financial Services Group, Inc. (The)	8,316	396,257

RLI Corp. S	4,383	276,699

		2,744,566
IT Services (3.4%)
Computer Sciences Corp.	11,510	683,924

Fidelity National Information Services, Inc.	8,200	620,248

		1,304,172
Leisure products (0.8%)
Brunswick Corp.	5,690	310,333

		310,333
Life sciences tools and services (1.8%)
Agilent Technologies, Inc.	14,920	679,755

		679,755
Machinery (4.0%)
Snap-On, Inc.	7,540	1,291,376

Wabtec Corp.	3,310	274,796

		1,566,172
Media (0.6%)
Regal Entertainment Group Class A S	10,360	213,416

		213,416
Metals and mining (1.6%)
Cliffs Natural Resources, Inc. † S	46,340	389,719

Freeport-McMoRan, Inc. (Indonesia) †	16,310	215,129

		604,848
Multi-utilities (1.0%)
Ameren Corp.	7,330	384,532

		384,532
Oil, gas, and consumable fuels (6.7%)
Anadarko Petroleum Corp.	5,870	409,315

Apache Corp.	6,940	440,482

EOG Resources, Inc.	11,480	1,160,628

Marathon Oil Corp.	26,120	452,137

Range Resources Corp.	3,930	135,035

		2,597,597
Personal products (1.8%)
Avon Products, Inc. †	93,616	471,825

Edgewell Personal Care Co. †	2,855	208,386

		680,211
Pharmaceuticals (4.1%)
Allergan PLC †	4,250	892,543

Mallinckrodt PLC †	14,320	713,422

		1,605,965
Real estate management and development (0.9%)
RE/MAX Holdings, Inc. Class A	6,317	353,752

		353,752
Road and rail (5.3%)
Genesee & Wyoming, Inc. Class A †	9,790	679,524

Union Pacific Corp.	13,150	1,363,392

		2,042,916
Specialty retail (1.0%)
TJX Cos., Inc. (The)	5,368	403,298

		403,298

Putnam VT Multi-Cap Value Fund	5

COMMON STOCKS (95.1%)* cont.	Shares	Value

Technology hardware, storage, and peripherals (1.3%)
Western Digital Corp.	7,560	$513,702

		513,702
Textiles, apparel, and luxury goods (1.4%)
Hanesbrands, Inc.	25,790	556,290

		556,290
Thrifts and mortgage finance (0.5%)
Meta Financial Group, Inc.	1,930	198,595

		198,595

Total common stocks (cost $29,880,785)		$36,830,494

CONVERTIBLE PREFERRED STOCKS (1.3%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	640	$487,974

Total convertible preferred stocks (cost $655,248)		$487,974

SHORT-TERM INVESTMENTS (5.9%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.91% [d]	901,779	$901,779

Putnam Short Term Investment Fund 0.69% L	1,378,540	1,378,540

Total short-term investments (cost $2,280,319)		$2,280,319

Total investments (cost $32,816,352)		$39,598,787

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $38,737,418.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$2,069,955	$—	$—

Consumer staples	1,502,660	—	—

Energy	3,115,779	—	—

Financials	9,462,566	—	—

Health care	4,109,498	—	—

Industrials	5,872,883	—	—

Information technology	2,603,022	—	—

Materials	3,907,807	—	—

Real estate	2,245,406	—	—

Utilities	1,940,918	—	—

Total common stocks	36,830,494	—	—

Convertible preferred stocks	—	487,974	—

Short-term investments	1,378,540	901,779	—

Totals by level	$38,209,034	$1,389,753	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

6	Putnam VT Multi-Cap Value Fund

Statement of assets and liabilities
12/31/16

Assets

Investment in securities, at value, including $862,559 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $30,536,033)	$37,318,468

Affiliated issuers (identified cost $2,280,319) (Notes 1 and 5)	2,280,319

Dividends, interest and other receivables	54,789

Receivable for shares of the fund sold	124,434

Total assets	39,778,010

Liabilities

Payable for shares of the fund repurchased	28,554

Payable for compensation of Manager (Note 2)	18,381

Payable for custodian fees (Note 2)	7,357

Payable for investor servicing fees (Note 2)	6,437

Payable for Trustee compensation and expenses (Note 2)	40,010

Payable for administrative services (Note 2)	398

Payable for distribution fees (Note 2)	2,134

Collateral on securities loaned, at value (Note 1)	901,779

Other accrued expenses	35,542

Total liabilities	1,040,592

Net assets	$38,737,418

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$29,986,713

Undistributed net investment income (Note 1)	416,772

Accumulated net realized gain on investments (Note 1)	1,551,498

Net unrealized appreciation of investments	6,782,435

Total — Representing net assets applicable to capital shares outstanding	$38,737,418

Computation of net asset value Class IA

Net assets	$28,724,005

Number of shares outstanding	1,630,565

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.62

Computation of net asset value Class IB

Net assets	$10,013,413

Number of shares outstanding	570,380

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$17.56

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Cap Value Fund	7

Statement of operations
Year ended 12/31/16

Investment income

Dividends (net of foreign tax of $1,582)	$735,824

Interest (including interest income of $9,166 from investments in affiliated issuers) (Note 5)	9,209

Securities lending (net of expenses) (Notes 1 and 5)	16,287

Total investment income	761,320

Expenses

Compensation of Manager (Note 2)	201,432

Investor servicing fees (Note 2)	25,350

Custodian fees (Note 2)	10,480

Trustee compensation and expenses (Note 2)	2,650

Distribution fees (Note 2)	23,860

Administrative services (Note 2)	1,084

Auditing and tax fees	27,899

Other	16,350

Fees waived and reimbursed by Manager (Note 2)	(492)

Total expenses	308,613

Expense reduction (Note 2)	(2,938)

Net expenses	305,675

Net investment income	455,645

Net realized gain on investments (Notes 1 and 3)	1,670,245

Net unrealized appreciation of investments during the year	2,358,752

Net gain on investments	4,028,997

Net increase in net assets resulting from operations	$4,484,642

Statement of changes in net assets

	Year ended	Year ended
	12/31/16	12/31/15

Increase (decrease) in net assets

Operations

Net investment income	$455,645	$482,686

Net realized gain on investments	1,670,245	4,148,142

Net unrealized appreciation (depreciation) of investments	2,358,752	(6,075,269)

Net increase (decrease) in net assets resulting from operations	4,484,642	(1,444,441)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(248,185)	(306,070)

Class IB	(64,004)	(85,634)

Net realized short-term gain on investments

Class IA	(193,983)	(106,537)

Class IB	(70,769)	(40,822)

From net realized long-term gain on investments

Class IA	(2,909,751)	(4,152,515)

Class IB	(1,061,534)	(1,591,129)

Increase from capital share transactions (Note 4)	3,716,979	993,718

Total increase (decrease) in net assets	3,653,395	(6,733,430)

Net assets

Beginning of year	35,084,023	41,817,453

End of year (including undistributed net investment income of $416,772 and $416,308, respectively)	$38,737,418	$35,084,023

The accompanying notes are an integral part of these financial statements.

8	Putnam VT Multi-Cap Value Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/16	$17.85	.22	1.90	2.12	(.17)	(2.18)	(2.35)	$17.62	13.23	$28,724	.79 [e]	1.32 [e]	84

12/31/15	21.87	.25	(.84)	(. 59)	(.23)	(3.20)	(3.43)	17.85	(4.06)	25,790.77		1.30	82

12/31/14	19.87	.24	1.95	2.19	(.19)	—	(.19)	21.87	11.08	29,925.79		1.15	78

12/31/13	14.16	.17	5.78	5.95	(.24)	—	(.24)	19.87	42.43	31,051.81		1.01	85

12/31/12	12.23	.17	1.85	2.02	(.09)	—	(.09)	14.16	16.50	23,414.85		1.30	81

Class IB

12/31/16	$17.79	.18	1.89	2.07	(.12)	(2.18)	(2.30)	$17.56	12.93	$10,013	1.04 [e]	1.07 [e]	84

12/31/15	21.79	.20	(.83)	(.63)	(.17)	(3.20)	(3.37)	17.79	(4.27)	9,294	1.02	1.03	82

12/31/14	19.81	.18	1.94	2.12	(.14)	—	(.14)	21.79	10.76	11,892	1.04	.90	78

12/31/13	14.12	.13	5.76	5.89	(.20)	—	(.20)	19.81	42.07	13,370	1.06	.77	85

12/31/12	12.19	.14	1.84	1.98	(.05)	—	(.05)	14.12	16.26	10,861	1.10	1.06	81

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Cap Value Fund	9

Notes to financial statements 12/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through December 31, 2016.

Putnam VT Multi-Cap Value Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation and, as a secondary objective, current income. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The

10	Putnam VT Multi-Cap Value Fund

fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $901,779 and the value of securities loaned amounted to $862,559.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $142,992 to decrease undistributed net investment income, $462 to decrease paid-in capital and $143,454 to increase accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$7,794,843
Unrealized depreciation	(1,133,084)

Net unrealized appreciation	6,661,759
Undistributed ordinary income	416,772
Undistributed long-term gain	1,672,174

Cost for federal income tax purposes	$32,937,028

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 42.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.555% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $492.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam

Putnam VT Multi-Cap Value Fund	11

Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$18,671
Class IB	6,679

Total	$25,350

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $14 under the expense offset arrangements and by $2,924 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $29, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales

Investments in securities, including
TBA commitments (Long-term)	$28,843,389	$28,954,621

U.S. government securities
(Long-term)	—	—

Total	$28,843,389	$28,954,621

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/16		Year ended 12/31/15		Year ended 12/31/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	232,384	$3,928,265	85,738	$1,696,626	63,619	$1,048,932	30,445	$578,544

Shares issued in connection with
reinvestment of distributions	209,757	3,351,918	233,630	4,565,122	74,957	1,196,307	88,036	1,717,585

	442,141	7,280,183	319,368	6,261,748	138,576	2,245,239	118,481	2,296,129

Shares repurchased	(256,498)	(4,300,864)	(242,824)	(4,773,671)	(90,756)	(1,507,579)	(141,633)	(2,790,488)

Net increase (decrease)	185,643	$2,979,319	76,544	$1,488,077	47,820	$737,660	(23,152)	$(494,359)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the beginning				Fair value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Cash Collateral Pool, LLC*	$1,627,393	$24,012,363	$24,737,977	$11,768	$901,779

Putnam Short Term Investment
Fund**	1,654,943	15,349,339	15,625,742	9,166	1,378,540

Totals	$3,282,336	$39,361,702	$40,363,719	$20,934	$2,280,319

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

12	Putnam VT Multi-Cap Value Fund

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Putnam VT Multi-Cap Value Fund	13

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,922,984 as a capital gain dividend with respect to the taxable year ended December 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 81.31% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

14	Putnam VT Multi-Cap Value Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	None	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

Putnam VT Multi-Cap Value Fund	15

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Director of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Associate Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer
Chief Compliance Officer, Putnam Investments	Since 2007
and Putnam Management	Director of Accounting & Control Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

16	Putnam VT Multi-Cap Value Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Multi-Cap Value Fund	17

This report has been prepared for the shareholders		H519
of Putnam VT Multi-Cap Value Fund.	VTAN075 304280	2/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2016	$24,426	$ —	$3,409	$ —
December 31, 2015	$24,382	$ —	$3,309	$ —

For the fiscal years ended December 31, 2016 and December 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $563,162 and $745,902 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2016	$ —	$559,753	$ —	$ —

December 31, 2015	$ —	$742,593	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017